Exhibit 10.87

THE STATE OF TEXAS	§
	§	KNOW ALL MEN BY THERE PRESENTS:
COUNTY OF CALDWELL	§

ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

WHEREAS the undersigned, CHARLES W. KENNEDY, JR., TRUSTEE, hereinafter referred to as “Assignor”, is the owner of a 1.1% of 8/8ths overriding royalty interest in the following described oil, gas and mineral leases covering lands located in Caldwell County, Texas, to-wit:

1.	Oil, Gas and Mineral Lease dated the 25th day of May, 1982, covering 8.86 acres of land, more or less, wherein Donald W. Elkins and Joe A. Graham are lessors and R&R Resources Corporation is lessee, said lease being recorded at Volume 446, Page 198, of the Deed Records of Caldwell County, Texas.

2.	Oil, Gas and Mineral Lease dated the 18th day of February, 1982, covering 8.86 acres of land, more or less, wherein A.H. Fielder, et al are lessors and J. Mark Gresham is lessee, said lease being recorded at Volume 440, Page 445, of the Deed Records of Caldwell County, Texas.

3.	Oil, Gas and Mineral Lease dated the 11th day of February, 1982, covering 8.86 acres of land, more or less, wherein Ella DeVaughn, et al are lessors and J. Mark Gresham is lessee, said lease being recorded at Volume 439, Page 501, of the Deed Records of Caldwell County, Texas.

4.	Oil, Gas and Mineral Lease dated the 17th day of February, 1982, covering 38.71 acres of land, whether more or less, wherein R.E. Brown, Jr., et al are lessors and J. Mark Gresham is lessee, said lease being recorded in Volume 439, Page 708, of the Deed Records of Caldwell County, Texas.

THAT Assignor acquired said overriding royalty interest in that certain Assignment of Overriding Royalty Interest dated September 29, 1982 and recorded in Volume 450, Page 498 of the Deed Records of Caldwell County, Texas; and,

THAT for value received, Assignor does hereby ASSIGN and CONVEY to the below listed Assignees in the proportion set out beside each’s name, all of Assignor’s above referenced 1.1% of 8/8ths overriding royalty interest in said leases:

Assignee	Interest Assigned
WALTER HERMS d/b/a HERMS OIL WELL	.008250 O.R.R.I.
Route 2, Box 329
Luling, Texas 78648

NORRIS ROHDE	.002750 O.R.R.I.
5264 Diamond Heights Blvd.
San Francisco, California 94131

Total Interest Assigned	.011000 O.R.R.I.

Said overriding royalty interests shall be free and clear of all costs of development, production and operation and shall be subject only to taxes, in and to all minerals which are or may be produced and saved from the lands which said leases may be pooled or unitized.

In the event Assignor’s total interest in the oil, gas, other hydrocarbons, and all other minerals in the lands set out in and covered by the oil, gas and mineral leases described herein is less than the entire leasehold estate, then the fractional interests hereinabove assigned as overriding royalty interests shall be reduced proportionately so as to accord with the total fractional interest in the oil, gas, other hydrocarbons, and all other minerals actually owned by Assignor.

It is understood and agreed that the overriding royalty herein assigned shall be subject to all pooling and unitization rights and all other terms provided for in said leases, and if said leases and the lands covered thereby, or any part thereof, are pooled accordingly, then the overriding royalty interests herein conveyed shall be reduced in the proportion that the acreage burdened by said overriding royalty interests bears to all the acreage included in any such pooled unit.

The provisions of this assignment shall be binding upon all heirs, successors, representatives and assigns of Assignor and Assignees.

SIGNED AND EXECUTED this 1st day of August, 1985, but made effective September 13, 1985.

by:	/s/ Charles W. Kennedy, Jr.
CHARLES W. KENNEDY, JR., TRUSTEE

THE STATE OF TEXAS	§

COUNTY OF HARRIS	§

Before me the undersigned authority, on this day personally appeared CHARLES W. KENNEDY, JR., TRUSTEE, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same as his free act and deed for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND and seal of office this 1st day of August, 1985.

/s/ Carla. J. Craig
C. J. Craig
Notary Public in and for the State of Texas